UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
May 20, 2019
COMMISSION FILE NUMBER 001-36285
Incorporated in the State of Delaware
I.R.S. Employer Identification Number 46-4559529
Rayonier Advanced Materials Inc.
1301 Riverplace Boulevard, Jacksonville, Florida 32207
(Principal Executive Office)
Telephone Number: (904) 357-4600
Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	RYAM	The New York Stock Exchange
Preferred Stock, $0.01 par value	RYAM PR A	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Rayonier Advanced Materials Inc.

		Page
Item 5.07	Submission of Matters to a Vote of Security Holders	1
	Signature	2

Item 5.07.	Submission of Matters to a Vote of Security Holders
The 2019 Annual Meeting of Stockholders of the Company was held on May 20, 2019 (the “Annual Meeting”). At the Annual Meeting, stockholders of the Company (1) elected all three of the director nominees to terms expiring in 2022, (2) did not approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to declassify the board of directors, (3) did not approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to eliminate the supermajority voting provisions, (4) did not approve, on an advisory basis, the compensation of the Company’s named executive officers, and (5) ratified the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for 2019.
The final voting results were as follows:

Election of Directors, Terms Expire in 2022	Votes For	Votes Against	Abstain	Broker Non-Votes
C. David Brown, II	34,902,154	2,998,371	55,014	6,972,737
Thomas I. Morgan	34,946,500	2,954,207	54,832	6,972,737
Lisa M. Palumbo	35,052,983	2,846,859	55,697	6,972,737

Vote on an Amendment to the Company’s Amended and Restated Certificate of Incorporation to Declassify the Board of Directors	Votes For	Votes Against	Abstain	Broker Non-Votes
	36,392,820	546,013	1,016,706	6,972,737

Vote on an Amendment to the Company’s Amended and Restated Certificate of Incorporation to Eliminate the Supermajority Voting Provisions	Votes For	Votes Against	Abstain	Broker Non-Votes
	36,355,723	580,419	1,019,397	6,972,737

Advisory Vote on the Compensation of Our Named Executive Officers	Votes For	Votes Against	Abstain	Broker Non-Votes
	15,015,268	22,736,315	203,956	6,972,737

Ratification of Auditors	Votes For	Votes Against	Abstain	Broker Non-Votes
	44,791,090	91,572	45,614	----

Signature
Pursuant to the requirements of the Securities Exchange Act of l934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Rayonier Advanced Materials Inc. (Registrant)

BY:	/s/ MICHAEL R. HERMAN
Michael R. Herman
Senior Vice President, General Counsel and Corporate Secretary

May 23, 2019

2